Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:	High Yield Municipal Fund
Name of Underwriter or Dealer Purchased From:	Loop Capital Markets, LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Cabrera
Capital Markets, LLC; Loop Capital Markets, LLC
Name of Issuer:	PUBLIC FIN AUTH WI ARPT FACS R
Title of Security:	TRANSPORTATION INFRASTRUCTURE PR 5% 01 JUL 2042-22
Date of First Offering:	08/29/12
Dollar Amount Purchased:	$2,931,570.00
Number of Shares or Par Value of Bonds Purchased:	3,000,000.00
Price Per Unit:	97.72
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	High Yield Municipal Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Bank PLC; Blaycock & Company, Inc.; Cabrera Capital Markets, LLC; Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Jefferies & Company, Inc.; M.R. Beal & Company; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. LLC; Raymond James & Associates, Inc.; Rice Financial Products Company
Name of Issuer:	MIAMI-DADE CNTY FL TRANSIT SAL
Title of Security:	MIAMI-DADE COUNTY TRANSIT 5% 01 JUL 2042-22
Date of First Offering:	07/20/12
Dollar Amount Purchased:	$8,891,600.00
Number of Shares or Par Value of Bonds Purchased:	8,000,000.00

Price Per Unit:	111.14
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	High Yield Municipal Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Citigroup
Global Markets Inc.; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley &
Co.
LLC; PNC Capital Markets LLC; RBC Capital Markets, LLC
Name of Issuer:	IOWA ST FIN AUTH REVENUE
Title of Security:	IOWA FIN AUTH MIDWESTERN DISA 4.75% 01 AUG 2042-22
Date of First Offering:	08/09/12
Dollar Amount Purchased:	$15,000,000.00
Number of Shares or Par Value of Bonds Purchased:	15,000,000.00

Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	High Yield Municipal Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Morgan
Stanley & Co. LLC
Name of Issuer:	S WSTRN IL DEV AUTH
Title of Security:	SOUTHWESTERN ILLINOIS DEVELOP 5.75% 01 AUG 2042-22
Date of First Offering:	8/29/2012
Dollar Amount Purchased:	$15,000,000.00
Number of Shares or Par Value of Bonds Purchased:	15,000,000.00

Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup
Global Markets Inc.; Frost Securities, Inc.; Loop Capital Markets, LLC; Piper Jaffray & Co.; Stifel, Nicolaus & Company, Incorporated; Wells Fargo Securities,
LLC
Name of Issuer:	DALLAS TX WTRWKS & SWR SYS REV
Title of Security:	DALLAS TEXAS WATERWORKS & SEWER SYS 5% 01 OCT 2018
Date of First Offering:	08/22/12
Dollar Amount Purchased:	$3,854,842.00
Number of Shares or Par Value of Bonds Purchased:	3,155,000.00
Price Per Unit:	122.18
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Citigroup
Global Markets Inc.; Frost Securities, Inc.; Loop Capital Markets, LLC; Piper Jaffray & Co.; Stifel, Nicolaus & Company, Incorporated; Wells Fargo Securities, LLC
Name of Issuer:	DALLAS TX WTRWKS & SWR SYS REV
Title of Security:	DALLAS TEXAS WATERWORKS & SEWER SYS 5% 01 OCT 2019
Date of First Offering:	08/22/12
Dollar Amount Purchased:	$1,852,560.00
Number of Shares or Par Value of Bonds Purchased:	1,500,000.00
Price Per Unit:	123.50
Resolution Approved:  	 Resolution expected to be adopted at the Meeting
of the Board of Trustees on December 13, 2012

Name of Fund:	Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; Citigroup Global Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; RBC Capital Markets, LLC
Name of Issuer:	NEW JERSEY ST HIGHWAY AUTH
Title of Security:	NEW JERSEY STATE TURNPIKE AUTHORITY 5% 01 JAN 2019
Date of First Offering:	08/24/12
Dollar Amount Purchased:	$7,099,980.00
Number of Shares or Par Value of Bonds Purchased:	6,000,000.00
Price Per Unit:	118.33
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:	RBC Capital Markets, LLC
Names of Underwriting Syndicate Members:	Barclays Bank PLC; BMO Capital
Markets Corp.; Fidelity Capital Markets; Goldman, Sachs & Co.; J.P. Morgan Securities LLC; Jefferies & Company, Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. LLC; Piper Jaffray & Co.; Prager, Sealy & Co., LLC; Raymond James & Associates, Inc.; Samuel A. Ramirez & Company, Inc.; Siebert, Brandford, Shank & Co, L.L.C.; Southwest Securities, Inc.; Stone & Youngberg LLC; Sutter Securities Inc.; Wedbush Securities Inc.; Wells Fargo Securities, LLC; William Blair & Company, L.L.C.
Name of Issuer:	CALIFORNIA ST
Title of Security:	STATE OF CALIFORNIA 5% 01 SEP 2018
Date of First Offering:	09/25/12
Dollar Amount Purchased:	$2,886,721.50
Number of Shares or Par Value of Bonds Purchased:	2,405,000.00
Price Per Unit:	120.03
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:	RBC Capital Markets, LLC
Names of Underwriting Syndicate Members:	Barclays Bank PLC; BMO Capital
Markets Corp.; Fidelity Capital Markets; Goldman, Sachs & Co. L.L.C.; J.P. Morgan Securities LLC; Jefferies & Company, Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. LLC; Piper Jaffray & Co.; Prager, Sealy & Co., LLC; Raymond James & Associates, Inc.; Samuel A. Ramirez & Company, Inc.; Siebert, Brandford, Shank & Co, L.L.C.; Southwest Securities, Inc.; Stone & Youngberg LLC; Sutter Securities Inc.; Wedbush Securities Inc.; Wells Fargo Securities, LLC; William Blair & Company, L.L.C.
Name of Issuer:	CALIFORNIA ST
Title of Security:	STATE OF CALIFORNIA 5% 01 SEP 2019

Date of First Offering:	09/25/12
Dollar Amount Purchased:	$7,254,900.00
Number of Shares or Par Value of Bonds Purchased:	6,000,000.00
Price Per Unit:	120.92
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce, Fenner
& Smith Incorporated
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; Cabrera Capital Markets, LLC; Citigroup Global Markets Inc.; Fidelity Capital Markets; J.P. Morgan Securities LLC; Jefferies & Company, Inc.; Loop Capital Markets, LLC; M.R. Beal & Company; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. LLC; Oppenheimer & Co. Inc.; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Rice Financial Products Company; Roosevelt & Cross, Incorporated; Samuel A. Ramirez & Company, Inc.; Siebert, Brandford, Shank & Co, L.L.C.; Southwest Securities, Inc.; Stifel, Nicolaus & Company, Incorporated; Wells Fargo Bank, National Association
Name of Issuer:	NEW YORK CITY NY TRANSITIONAL
Title of Security:	NEW YORK CITY TRANSITIONAL FINANCE 5% 01 NOV 2015
Date of First Offering:	08/10/12
Dollar Amount Purchased:	$5,563,233.50
Number of Shares or Par Value of Bonds Purchased:	4,885,000.00
Price Per Unit:	113.88
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce, Fenner
& Smith Incorporated
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; Cabrera Capital Markets, LLC; Citigroup Global Markets Inc.; Fidelity Capital Markets; J.P. Morgan Securities LLC; Jefferies & Company, Inc.; Loop Capital Markets, LLC; M.R. Beal & Company; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. LLC; Oppenheimer & Co. Inc.; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Rice Financial Products Company; Roosevelt & Cross, Incorporated; Samuel A. Ramirez & Company, Inc.; Siebert, Brandford, Shank & Co, L.L.C.; Southwest Securities, Inc.; Stifel, Nicolaus & Company, Incorporated; Wells Fargo Bank, National Association
Name of Issuer:	NEW YORK CITY NY TRANSITIONAL
Title of Security:	NEW YORK CITY TRANSITIONAL FINANCE 5% 01 NOV 2017
Date of First Offering:	08/10/12
Dollar Amount Purchased:	$12,822,920.00
Number of Shares or Par Value of Bonds Purchased:	10,650,000.00
Price Per Unit:	120.40
Resolution Approved:  	 Resolution expected to be adopted at the Meeting
of the Board of Trustees on December 13, 2012

Name of Fund:	Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce, Fenner
& Smith Incorporated
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; Cabrera Capital Markets, LLC; Citigroup Global Markets Inc.; Fidelity Capital Markets; J.P. Morgan Securities LLC; Jefferies & Company, Inc.; Loop Capital Markets, LLC; M.R. Beal & Company; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. LLC; Oppenheimer & Co. Inc.; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Rice Financial Products Company; Roosevelt & Cross, Incorporated; Samuel A. Ramirez & Company, Inc.; Siebert, Brandford, Shank & Co, L.L.C.; Southwest Securities, Inc.; Stifel, Nicolaus & Company, Incorporated; Wells Fargo Bank, National Association
Name of Issuer:	NEW YORK CITY NY TRANSITIONAL
Title of Security:	NEW YORK CITY TRANSITIONAL FINANCE 5% 01 NOV 2018
Date of First Offering:	08/10/12
Dollar Amount Purchased:	$6,110,800.00
Number of Shares or Par Value of Bonds Purchased:	5,000,000.00
Price Per Unit:	122.22
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce, Fenner
& Smith Incorporated
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; Cabrera Capital Markets, LLC; Citigroup Global Markets Inc.; Fidelity Capital Markets; J.P. Morgan Securities LLC; Jefferies & Company, Inc.; Loop Capital Markets, LLC; M.R. Beal & Company; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. LLC; Oppenheimer & Co. Inc.; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Rice Financial Products Company; Roosevelt & Cross, Incorporated; Samuel A. Ramirez & Company, Inc.; Siebert, Brandford, Shank & Co, L.L.C.; Southwest Securities, Inc.; Stifel, Nicolaus & Company, Incorporated; Wells Fargo Bank, National Association
Name of Issuer:	NEW YORK CITY NY TRANSITIONAL
Title of Security:	NEW YORK CITY TRANSITIONAL FINANCE 5% 01 NOV 2019
Date of First Offering:	08/10/12
Dollar Amount Purchased:	$28,126,278.00
Number of Shares or Par Value of Bonds Purchased:	22,790,000.00
Price Per Unit:	123.42
Resolution Approved:  		 Resolution expected to be adopted at the
Meeting
of the Board of Trustees on December 13, 2012

Name of Fund:	Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Bank PLC; Blaylock & Company, Inc.; BMO Capital Markets Gkst Inc.; Cabrera Capital Markets, LLC; Citigroup Global Markets Inc.; City Securities Corporation; Fidelity Capital Markets; J.P. Morgan Securities LLC; Jefferies
& Company, Inc.; Keybanc Capital Markets Inc.; Loop Capital Markets, LLC; M.R. Beal & Company; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; Oppenheimer & Co. Inc.; Piper Jaffray & Co.; Prager, Sealy & Co., LLC; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Rice Financial Products Company; Siebert, Brandford, Shank & Co, L.L.C.; Southwest Securities Company, LTD.; Stone & Youngberg LLC; U.S. Bancorp Investments, Inc.; Wedbush Securities Inc.; Wells Fargo Securities, LLC; William Blair & Company, L.L.C.; Williams Capital
Group L.P. (The)
Name of Issuer:	CALIFORNIA ST
Title of Security:	STATE OF CALIFORNIA 2.5% 20 JUN 2013
Date of First Offering:	08/17/12
Dollar Amount Purchased:	$20,340,200.00
Number of Shares or Par Value of Bonds Purchased:	20,000,000.00
Price Per Unit:	101.70
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Enhanced Income Fund
Name of Underwriter or Dealer Purchased From:	CITI
Names of Underwriting Syndicate Members:	Barclays Capital Inc.;
Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Morgan
Stanley & Co. Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Goldman Sachs & Co.
Name of Issuer:	GLAXOSMITHKLINE CAPITAL
Title of Security:	GSK0 3/4 05/08/15
Date of First Offering:	5/2/2012
Dollar Amount Purchased:	$1,346,571
Number of Shares or Par Value of Bonds Purchased:	1,350,000
Price Per Unit:	99.746
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Enhanced Income Fund
Name of Underwriter or Dealer Purchased From:	Credit Suisse Securities (USA)
LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; BNP Paribas Securities Corp.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mitsubishi UFJ Securities
(USA), Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; RBS Securities Inc.; Standard Chartered Bank; UBS Securities LLC; Wells Fargo Securities, LLC; Williams Capital Group L.P. (The)
Name of Issuer:	eBay Inc.
Title of Security:	EBAY INC. 1.35% 15 JUL 2017
Date of First Offering:	07/19/12
Dollar Amount Purchased:	$574,672.25
Number of Shares or Par Value of Bonds Purchased:	575,000.00
Price Per Unit:	99.94
Resolution Approved:  	 Resolution expected to be adopted at the Meeting
of the Board of Trustees on December 13, 2012

Name of Fund:	Enhanced Income Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce, Fenner
& Smith Incorporated
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; BNP Paribas Securities Corp.; BNY Mellon Capital Markets, LLC; CastleOak Securities, L.P.; Citigroup Global Markets Inc.; Commerz Markets LLC; Fifth Third Securities, Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; Standard Chartered Bank; UBS Securities LLC; Wells Fargo Securities, LLC; Williams Capital Group L.P. (The)
Name of Issuer:	United Parcel Service Inc.
Title of Security:	UNITED PARCEL SERVICE, INC. 1.125% 01 OCT 2017
Date of First Offering:	09/24/12
Dollar Amount Purchased:	$2,271,246.25
Number of Shares or Par Value of Bonds Purchased:	2,275,000.00
Price Per Unit:	99.84
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Government Income Fund
Name of Underwriter or Dealer Purchased From:	Barclays Capital Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; BNP Paribas Securities Corp.; First Tennessee Bank, National Association; Loop Capital Markets, LLC; Nomura Securities International, Inc.; TD Securities (USA) LLC; UBS Securities Co., LTD; Williams Capital Group L.P.
(The)
Name of Issuer:	FANNIE MAE
Title of Security:	FEDERAL NATIONAL MORTGAGE ASSOC 0.875% 26 OCT 2017
Date of First Offering:	09/20/12
Dollar Amount Purchased:	$16,399,180.00
Number of Shares or Par Value of Bonds Purchased:	16,400,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	CITI
Names of Underwriting Syndicate Members:	Barclays Capital Inc.;
Citigroup Global Markets Inc.; JP Morgan; Morgan Stanley & Co. LLC; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc. AG Zurich Branch; Goldman Sachs & Co.
Name of Issuer:	GLAXOSMITHKLINE CAPITAL
Title of Security:	GSK1 1/2 05/08/17
Date of First Offering:	05/02/2012
Dollar Amount Purchased:	$4,085,281
Number of Shares or Par Value of Bonds Purchased:	4,100,000
Price Per Unit:	99.641
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. Inc.
Names of Underwriting Syndicate Members:	Goldman Sachs & Co.; HSBC
Securities (USA) Inc.; Morgan Stanley & Co. Inc.; RBS Securities Inc.; CIBC World Markets; Commerz Markets LLC; U.S. Bancorp Investments, Inc.
Name of Issuer:	Ford Motor Credit Co LLC
Title of Security:	F 2 3/4 05/15/15
Date of First Offering:	05/10/2012
Dollar Amount Purchased:	$2,775,000
Number of Shares or Par Value of Bonds Purchased:	2,775,000
Price Per Unit:	100.00
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	CITI
Names of Underwriting Syndicate Members:	Citigroup Global Markets Ltd.;
Morgan Stanley & Co. LLC
Name of Issuer:	LEGG MASON INC.
Title of Security:	LM 5 1/2 05/21/19
Date of First Offering:	05/16/2012
Dollar Amount Purchased:	$1,187,532
Number of Shares or Par Value of Bonds Purchased:	1,200,000
Price Per Unit:	98.961
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	RBC Capital Markets, LLC
Names of Underwriting Syndicate Members:	Citigroup Global Markets Inc.;
RBC Capital Markets LLC; Wells Fargo Securities, LLC; Barclays Capital Inc.; DNB Markets; Goldman Sachs & Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mitsubishi UFJ Securities (USA) Inc.; Morgan Stanley & Co. Inc.
Name of Issuer:	ROWAN COMPANIES INC.
Title of Security:	RDC4 7/8 06/01/22
Date of First Offering:	5/16/2012
Dollar Amount Purchased:	$2,979,990
Number of Shares or Par Value of Bonds Purchased:	3,000,000
Price Per Unit:	99.333
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	HSBC Securities (USA) Inc.
Names of Underwriting Syndicate Members:	BNP Paribas Securities Corp.;
Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Goldman Sachs & Co.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce Fenner & Smith Incorporated; RBS Securities Corp.; Banca Caboto SPA; Barclays Capital Inc.; BMO Capital Markets Corp.; BNY Mellon Capital Markets, LLC; China International Capital Corp. H; Commerz Markets LLC; Mitsubishi UFJ Securities (USA) Inc.; RBC Capital Markets; Santander Investment Securities Inc.; SMBC Nikko Capital Markets Ltd.; Standard Chartered Bank (US); UniCredit Capital Markets Inc.; Williams Capital Group L.P. (The)
Name of Issuer:	UNITED TECHNOLOGIES CORP.
Title of Security:	UTX4 1/2 06/01/42
Date of First Offering:	05/24/2012
Dollar Amount Purchased:	$3,456,845
Number of Shares or Par Value of Bonds Purchased:	3,500,000
Price Per Unit:	98.767
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	CITI
Names of Underwriting Syndicate Members:	Barclays Capital Inc.;
Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Goldman Sachs & Co.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; RBS Securities Inc.; Wells Fargo Securities, LLC;
 Banco Bilbao Vizcaya Argentaria; BNP Paribas Securities Corp.; Credit Agricole Securities (USA) Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mitsubishi UFJ Securities USA Inc.; Mizuho Securities USA Inc.; RBC Capital Markets, LLC; UBS Securities LLC; U.S. Bancorp Investments, Inc.; Blaylock Robert Van LLC; Williams Capital Group L.P. (The)
Name of Issuer:	KRAFT FOODS GROUP INC.
Title of Security:	KFT2 1/4 06/05/17
Date of First Offering:	5/30/2012
Dollar Amount Purchased:	$3,343,870
Number of Shares or Par Value of Bonds Purchased:	3,350,000
Price Per Unit:	99.817
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:	Bank of America Merrill Lynch;
Barclays Capital Inc.; Citigroup Global Markets Inc.; Goldman Sachs & Co.; JP Morgan
Name of Issuer:	GENERAL ELEC CAP CORP.
Title of Security:	GE  Var 12/15/49
Date of First Offering:	06/07/2012
Dollar Amount Purchased:	$2,300,000
Number of Shares or Par Value of Bonds Purchased:	2,300,000
Price Per Unit:	100.00
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	Barclays Capital Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; BNP Paribas Securities Corp.; First Tennessee Bank, National Association; Loop Capital Markets, LLC; Nomura Securities International, Inc.; TD Securities (USA) LLC; UBS Securities Co., LTD; Williams Capital Group L.P.
(The)
Name of Issuer:	FANNIE MAE
Title of Security:	FEDERAL NATIONAL MORTGAGE ASSOC 0.875% 26 OCT 2017
Date of First Offering:	09/20/12
Dollar Amount Purchased:	$28,798,560.00
Number of Shares or Par Value of Bonds Purchased:	28,800,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	RBS Securities Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.;
J.P.
Morgan Securities LLC; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; RBS Securities Inc.; SMBC Nikko Securities Inc.; U.S. Bancorp Investments, Inc.; UBS Securities LLC
Name of Issuer:	ONEOK Partners LP
Title of Security:	ONEOK PARTNERS, L.P. 3.375% 01 OCT 2022-22
Date of First Offering:	09/10/12
Dollar Amount Purchased:	$2,862,810.00
Number of Shares or Par Value of Bonds Purchased:	2,875,000.00
Price Per Unit:	99.58
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Banca IMI
S.P.A.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Loop Capital Markets, LLC; Morgan Stanley & Co. LLC; RBS Securities Inc.; Santander Investment Securities Inc.; Scotia Capital (USA) Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC; Williams Capital Group L.P. (The)
Name of Issuer:	Altria Group Inc.
Title of Security:	ALTRIA GROUP, INC. 2.85% 09 AUG 2022
Date of First Offering:	08/06/12
Dollar Amount Purchased:	$1,148,712.00
Number of Shares or Par Value of Bonds Purchased:	1,150,000.00
Price Per Unit:	99.89
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	UBS Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Citigroup
Global Markets Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. LLC;
RBS Securities Inc.; UBS Securities LLC;
Wells Fargo Securities, LLC
Name of Issuer:	UBS AG STAMFORD CT
Title of Security:	UBS AG-STAMFORD CONNECTICUT BRA 7.625% 17 AUG 2022
Date of First Offering:	08/10/12
Dollar Amount Purchased:	$1,125,000.00
Number of Shares or Par Value of Bonds Purchased:	1,125,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Citigroup
Global Markets Inc.; JPMorgan Chase & Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated
Name of Issuer:	Nordea Bank AB
Title of Security:	NORDEA BANK AB 4.25% 21 SEP 2022 144A
Date of First Offering:	09/17/12
Dollar Amount Purchased:	$2,807,033.00
Number of Shares or Par Value of Bonds Purchased:	2,825,000.00
Price Per Unit:	99.36
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup Global Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; PNC Capital Markets LLC; Williams Capital Group L.P. (The)
Name of Issuer:	BURLINGTN NORTH SANTA FE
Title of Security:	BURLINGTON NORTHERN SANTA FE 4.375% 01 SEP 2042-42
Date of First Offering:	08/16/12
Dollar Amount Purchased:	$2,342,130.00
Number of Shares or Par Value of Bonds Purchased:	2,375,000.00
Price Per Unit:	98.62
Resolution Approved:  	 Resolution expected to be adopted at the Meeting
of the Board of Trustees on December 13, 2012

Name of Fund:	Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. Inc.
Names of Underwriting Syndicate Members:	Goldman Sachs & Co.; HSBC
Securities (USA) Inc.; Morgan Stanley & Co. Inc.; RBS Securities Inc.; CIBC World Markets; Commerz Markets LLC; U.S. Bancorp Investments, Inc.
Name of Issuer:	FORD MOTOR CREDIT CO LLC
Title of Security:	F 2 3/4 05/15/15
Date of First Offering:	05/10/2012
Dollar Amount Purchased:	$1,325,000
Number of Shares or Par Value of Bonds Purchased:	1,325,000
Price Per Unit:	100.00
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	RBC Capital Markets, LLC
Names of Underwriting Syndicate Members:	Citigroup Global Markets Inc.;
RBC Capital Markets, LLC; Wells Fargo Securities, LLC; Barclays Capital Inc.; DNB Markets; Goldman Sachs & Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mitsubishi UFJ Securities (USA) Inc.; Morgan Stanley & Co. Inc.
Name of Issuer:	ROWAN COMPANIES INC.
Title of Security:	RDC4 7/8 06/01/22
Date of First Offering:	5/16/2012
Dollar Amount Purchased:	$645,665
Number of Shares or Par Value of Bonds Purchased:	650,000
Price Per Unit:	99.333
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	HSBC Securities (USA) Inc.
Names of Underwriting Syndicate Members:	BNP Paribas Securities Corp.;
Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Goldman Sachs
& Co.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; RBS Securities Corp.; Banca Caboto SPA; Barclays Capital Inc.; BMO Capital Markets Corp.; BNY Mellon Capital Markets, LLC; China International Capital Corp. H; Commerz Markets LLC; Mitsubishi
UFJ Securities (USA) Inc.; RBC Capital Markets; Santander Investment Securities; SMBC Nikko Capital Markets Ltd.; Standard Chartered Bank (US); UniCredit Capital Markets Inc.; Williams Capital Group L.P. (The)
Name of Issuer:	UNITED TECHNOLOGIES CORP.
Title of Security:	UTX4 1/2 06/01/42
Date of First Offering:	05/24/2012
Dollar Amount Purchased:	$740,753
Number of Shares or Par Value of Bonds Purchased:	750,000
Price Per Unit:	98.767
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:	BNP Paribas Securities Corp.;
Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Goldman Sachs & Co.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; RBS Securities Inc.; Banca IMI S.P.A.; Barclays Capital Inc.; BMO Capital Markets Corp.; BNY Mellon Capital Markets, LLC; China International Capital Corp. H; Commerz Markets LLC; Mitsubishi UFJ Securities (USA) Inc.; RBC Capital Markets, LLC; Santander Investment Securities; SMBC Nikko Capital Markets Ltd.; Standard Chartered Bank; UniCredit Capital Markets Inc.; Williams Capital Group L.P. (The)
Name of Issuer:	UNITED TECHNOLOGIES CORP.
Title of Security:	UTX 3.1 06/01/22
Date of First Offering:	05/24/2012
Dollar Amount Purchased:	$649,500
Number of Shares or Par Value of Bonds Purchased:	650,000
Price Per Unit:	99.923
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	CITI
Names of Underwriting Syndicate Members:	Barclays Capital Inc.;
Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Goldman Sachs & Co.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; RBS Securities Inc.; Wells Fargo Securities, LLC; Banco Bilbao Vizcaya Argentaria; BNP Paribas Securities Corp.; Credit Agricole Securities (USA) Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mitsubishi UFJ Securities (USA) Inc.; Mizuho Securities USA Inc.; RBC Capital Markets, LLC; UBS Securities LLC; U.S. Bancorp Investments, Inc.; Blaylock Robert Van LLC; Williams Capital Group L.P. (The)
Name of Issuer:	KRAFT FOODS GROUP INC.
Title of Security:	KFT2 1/4 06/05/17
Date of First Offering:	5/30/2012
Dollar Amount Purchased:	$399,268
Number of Shares or Par Value of Bonds Purchased:	400,000
Price Per Unit:	99.817
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:	Bank of America Merrill Lynch;
Barclays Capital Inc.; Citigroup Global Markets Inc.; Goldman Sachs & Co.; JP Morgan
Name of Issuer:	GENERAL ELEC CAP CORP.
Title of Security:	GE  Var 12/15/49
Date of First Offering:	06/07/2012
Dollar Amount Purchased:	$500,000
Number of Shares or Par Value of Bonds Purchased:	500,000
Price Per Unit:	100.00
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	CITI
Names of Underwriting Syndicate Members:	Barclays Capital Inc.; BNP
Paribas Securities Corp.; Citigroup Global Markets Inc.; RBC Capital Markets; ANZ Securities; CastleOak Securities L.P.; Drexel Hamilton LLC; HSBC Securities
(USA) Inc.; ING Financial Markets; Lloyds Securities Inc.; Mizuho Securities
USA
Inc.; nabSecurities LLC; Nomura Securities International, Inc.; Samuel A
Ramirez
& Company, Inc.; Santander Investment Securities; Scotia Capital USA Inc.;
SMBC
Nikko Capital Markets Ltd.; Standard Chartered Bank (US); Williams Capital
Group
L.P. (The); Citigroup Global Markets Inc.; Goldman Sachs & Co.
Name of Issuer:	AMERICAN INTL GROUP
Title of Security:	AIG4 7/8 06/01/22
Date of First Offering:	6/26/2012
Dollar Amount Purchased:	$535,196
Number of Shares or Par Value of Bonds Purchased:	525,000
Price Per Unit:	101.942
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	Barclays Capital Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; BNP Paribas Securities Corp.; First Tennessee Bank, National Association; Loop Capital Markets, LLC; Nomura Securities International, Inc.; TD Securities (USA) LLC; UBS Securities Co., LTD; Williams Capital Group L.P.
(The)
Name of Issuer:	FANNIE MAE
Title of Security:	FEDERAL NATIONAL MORTGAGE ASSOC 0.875% 26 OCT 2017
Date of First Offering:	09/20/12
Dollar Amount Purchased:	$7,099,645.00
Number of Shares or Par Value of Bonds Purchased:	7,100,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	Wells Fargo Securities, LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co..; J.P.
Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Suntrust Robinson Humphrey, Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	Lender Processing Services Inc.
Title of Security:	LENDER PROCESSING SERVICES, I 5.75% 15 APR 2023-17
Date of First Offering:	09/28/12
Dollar Amount Purchased:	$350,000.00
Number of Shares or Par Value of Bonds Purchased:	350,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	RBS Securities Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; RBS Securities Inc.; SMBC Nikko Securities Inc.; U.S. Bancorp Investments, Inc.; UBS Securities LLC
Name of Issuer:	ONEOK Partners LP
Title of Security:	ONEOK PARTNERS, L.P. 3.375% 01 OCT 2022-22
Date of First Offering:	09/10/12
Dollar Amount Purchased:	$697,032.00
Number of Shares or Par Value of Bonds Purchased:	700,000.00
Price Per Unit:	99.58
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Banca IMI
S.P.A.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; LOOP Capital Markets, LLC; Morgan Stanley
& Co. LLC; RBS Securities Inc.; Santander Investment Securities Inc.; Scotia Capital (USA) Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC; Williams Capital Group L.P. (The)
Name of Issuer:	Altria Group Inc.
Title of Security:	ALTRIA GROUP, INC. 2.85% 09 AUG 2022
Date of First Offering:	08/06/12
Dollar Amount Purchased:	$274,692.00
Number of Shares or Par Value of Bonds Purchased:	275,000.00
Price Per Unit:	99.89
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	UBS Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup
Global Markets Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. LLC; RBS Securities Inc.; UBS Securities LLC;
Wells Fargo Securities, LLC
Name of Issuer:	UBS AG STAMFORD CT
Title of Security:	UBS AG-STAMFORD CONNECTICUT BRA 7.625% 17 AUG 2022
Date of First Offering:	08/10/12
Dollar Amount Purchased:	$250,000.00
Number of Shares or Par Value of Bonds Purchased:	250,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup
Global Markets Inc.; JPMorgan Chase & Co.; Merrill Lynch, Pierce, Fenner &
Smith
Incorporated
Name of Issuer:	Nordea Bank AB
Title of Security:	NORDEA BANK AB 4.25% 21 SEP 2022 144A
Date of First Offering:	09/17/12
Dollar Amount Purchased:	$695,548.00
Number of Shares or Par Value of Bonds Purchased:	700,000.00
Price Per Unit:	99.36
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Global Income Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities PLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; BNP Paribas Securities Corp.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith; Incorporated; Mitsubishi UFJ Securities
(USA), INC.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; RBS Securities Inc.; Standard Chartered Bank; UBS Securities LLC; Wells Fargo Securities, LLC; Williams Capital Group L.P. (The)
Name of Issuer:	eBay Inc.
Title of Security:	EBAY INC. 2.6% 15 JUL 2022-22
Date of First Offering:	07/19/12
Dollar Amount Purchased:	$998,690.00
Number of Shares or Par Value of Bonds Purchased:	1,000,000.00
Price Per Unit:	99.87
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Global Income Fund
Name of Underwriter or Dealer Purchased From:	Credit Suisse Securities (USA)
LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; BNP Paribas Securities Corp.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mitsubishi UFJ Securities
(USA), INC.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; RBS Securities Inc.; Standard Chartered Bank; UBS Securities LLC; Wells Fargo Securities, LLC; Williams Capital Group L.P. (The)
Name of Issuer:	eBay Inc.
Title of Security:	EBAY INC. 1.35% 15 JUL 2017
Date of First Offering:	07/19/12
Dollar Amount Purchased:	$449,743.50
Number of Shares or Par Value of Bonds Purchased:	450,000.00
Price Per Unit:	99.94
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Strategic Income Fund
Name of Underwriter or Dealer Purchased From:	Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:	Bank of America Merrill Lynch;
Barclays Capital Inc.; Citigroup Global Markets Inc.; Goldman Sachs & Co.;
JP Morgan
Name of Issuer:	GENERAL ELEC CAP CORP.
Title of Security:	GE  Var 12/15/49
Date of First Offering:	06/07/2012
Dollar Amount Purchased:	$4,600,000
Number of Shares or Par Value of Bonds Purchased:	4,600,000
Price Per Unit:	100.00
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Strategic Income Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC;
Scotia Capital (USA) Inc.; Suntrust Robinson Humphrey, Inc.
Name of Issuer:	VALEANT PHARMACEUTICALS
Title of Security:	VALEANT PHARMACEUTICALS 6.375% 15 OCT 2020-16 144A
Date of First Offering:	09/20/12
Dollar Amount Purchased:	$7,800,000.00
Number of Shares or Par Value of Bonds Purchased:	7,800,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Strategic Income Fund
Name of Underwriter or Dealer Purchased From:	Wells Fargo Securities, LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; J.P.
Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Suntrust Robinson Humphrey, Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	Lender Processing Services Inc.
Title of Security:	LENDER PROCESSING SERVICES, I 5.75% 15 APR 2023-17
Date of First Offering:	09/28/12
Dollar Amount Purchased:	$3,000,000.00
Number of Shares or Par Value of Bonds Purchased:	3,000,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Strategic Income Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; C.L. King
& Associates, Inc.; Citigroup Global Markets Inc.; HSBC Securities (USA) INC.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mitsubishi UFJ Securities
(USA), Inc.; Mizuho Securities USA Inc.; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; SMBC Nikko Securities Inc.; UBS Securities LLC; Williams Capital Group L.P. (The)
Name of Issuer:	Prudential Financial Inc.
Title of Security:	PRUDENTIAL FINANCIAL, INC. 5.875% 15 SEP 2042-22
Date of First Offering:	08/06/12
Dollar Amount Purchased:	$2,875,000.00
Number of Shares or Par Value of Bonds Purchased:	2,875,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Strategic Income Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Scotia Capital (USA) Inc.; Wells Fargo Securities, LLC; Williams Capital Group L.P. (The)
Name of Issuer:	Sprint Nextel Corp.
Title of Security:	SPRINT NEXTEL CORPORATION 7% 15 AUG 2020
Date of First Offering:	08/09/12
Dollar Amount Purchased:	$3,500,000.00
Number of Shares or Par Value of Bonds Purchased:	3,500,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Strategic Income Fund
Name of Underwriter or Dealer Purchased From:	UBS Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. LLC; RBS Securities Inc.; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:	UBS AG STAMFORD CT
Title of Security:	UBS AG-STAMFORD CONNECTICUT BRA 7.625% 17 AUG 2022
Date of First Offering:	08/10/12
Dollar Amount Purchased:	$1,675,000.00
Number of Shares or Par Value of Bonds Purchased:	1,675,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Emerging Markets Debt Fund
Name of Underwriter or Dealer Purchased From:	Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:	Deutsche Bank Securities Inc.;
Goldman Sachs International; Morgan Stanley & Co. LLC; Barclays Capital Inc.; J.P. Morgan Securities LLC
Name of Issuer:	REPUBLIC OF TURKEY
Title of Security:	TURKEY6 01/14/41
Date of First Offering:	6/19/2012
Dollar Amount Purchased:	$3,108,600
Number of Shares or Par Value of Bonds Purchased:	3,000,000
Price Per Unit:	103.620
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Emerging Markets Debt Fund
Name of Underwriter or Dealer Purchased From:	HSBC Securities (USA) Inc.
Names of Underwriting Syndicate Members:	Deutsche Bank Securities Inc.;
Goldman Sachs & Co.; HSBC Securities (USA) Inc.
Name of Issuer:	CORP ANDINA DE FOMENTO
Title of Security:	CAF4 3/8 06/15/22
Date of First Offering:	6/7/2012
Dollar Amount Purchased:	$89,303
Number of Shares or Par Value of Bonds Purchased:	90,000
Price Per Unit:	99.225
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Emerging Markets Debt Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; BOCI
Securities Limited; China Merchants Bank Co., LTD.; Citigroup Global Markets Inc.; Credit Suisse AG; DBS Bank Ltd.; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; UBS AG
Name of Issuer:	COSL FINANCE BVI LTD
Title of Security:	COSL FINANCE BVI LTD 3.25% 06 SEP 2022 144A
Date of First Offering:	08/30/12
Dollar Amount Purchased:	$2,404,052.25
Number of Shares or Par Value of Bonds Purchased:	2,420,000.00
Price Per Unit:	99.34
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Emerging Markets Debt Fund
Name of Underwriter or Dealer Purchased From:	Barclays Bank PLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; Royal Bank Of Scotland Group PLC (The); Standard Chartered Bank
Name of Issuer:	PTT GLOBAL CHEMICAL PCL
Title of Security:	PTT GLOBAL CHEMICAL PCL 4.25% 19 SEP 2022 144A
Date of First Offering:	09/12/12
Dollar Amount Purchased:	$1,783,944.00
Number of Shares or Par Value of Bonds Purchased:	1,800,000.00
Price Per Unit:	99.11
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Emerging Markets Debt Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities PLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; J.P.
Morgan Securities LLC
Name of Issuer:	GRUPO AVAL LTD
Title of Security:	GRUPO AVAL LIMITED 4.75% 26 SEP 2022 144A
Date of First Offering:	09/19/12
Dollar Amount Purchased:	$2,739,192.50
Number of Shares or Par Value of Bonds Purchased:	2,750,000.00
Price Per Unit:	99.61
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Emerging Markets Debt Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities PLC
Names of Underwriting Syndicate Members:	Goldman Sachs International;
Goldman, Sachs & Co.; Barclays Capital Inc.
Name of Issuer:	TRANSNET LTD
Title of Security:	TRANSNET SOC LTD 4% 26 JUL 2022 144A
Date of First Offering:	07/19/12
Dollar Amount Purchased:	$4,389,162.00
Number of Shares or Par Value of Bonds Purchased:	4,440,000.00
Price Per Unit:	98.86
Resolution Approved:  	 Resolution expected to be adopted at the Meeting
of the Board of Trustees on December 13, 2012

Name of Fund:	Emerging Markets Debt Fund
Name of Underwriter or Dealer Purchased From:	HSBC Securities (USA) Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Deutsche
Bank Securities Inc.; HSBC Securities (USA) Inc.
Name of Issuer:	CORP ANDINA DE FOMENTO
Title of Security:	CORPORACION ANDINA DE FOMENTO 4.375% 15 JUN 2022
Date of First Offering:	09/18/12
Dollar Amount Purchased:	$2,945,861.00
Number of Shares or Par Value of Bonds Purchased:	2,730,000.00
Price Per Unit:	107.91
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Emerging Markets Debt Fund
Name of Underwriter or Dealer Purchased From:	Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Deutsche
Bank Securities Inc.; JPMorgan Chase & Co.; Santander Investment Securities Inc.
Name of Issuer:	Banco Santander Chile
Title of Security:	BANCO SANTANDER CHILE 3.875% 20 SEP 2022 144A
Date of First Offering:	09/12/12
Dollar Amount Purchased:	$3,795,846.75
Number of Shares or Par Value of Bonds Purchased:	3,860,000.00
Price Per Unit:	98.34
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	High Yield Floating Rate Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Barclays Capital Inc.;
Citigroup Global Markets Inc.; Goldman Sachs & Co.; J.P. Morgan Securities LLC; Credit Agricole Securities (USA) Inc.; Deutsche Bank Securities Inc.; Lloyds Securities Inc.
Name of Issuer:	ALLY FINANCIAL INC.
Title of Security:	ALLY 4 5/8 06/15
Date of First Offering:	6/21/2012
Dollar Amount Purchased:	$1,241,375
Number of Shares or Par Value of Bonds Purchased:	1,250,000
Price Per Unit:	99.310
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	High Yield Floating Rate Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce, Fenner &
Smith Incorporated
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Blaylock
& Company, Inc.; CastleOak Securities, L.P.; Credit Agricole Securities (USA) Inc; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Williams Capital Group L.P. (The)
Name of Issuer:	CIT GROUP INC
Title of Security:	CIT GROUP INC. 4.25% 15 AUG 2017
Date of First Offering:	07/31/12
Dollar Amount Purchased:	$1,650,000.00
Number of Shares or Par Value of Bonds Purchased:	1,650,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	High Yield Floating Rate Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; Credit Agricole Securities (USA) Inc; Credit Suisse Securities
(USA) LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; Scotia Capital (USA) Inc.; SMBC Nikko Securities Inc.; Suntrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	DaVita Inc.
Title of Security:	DAVITA INC. 5.75% 15 AUG 2022-17
Date of First Offering:	08/14/12
Dollar Amount Purchased:	$1,400,000.00
Number of Shares or Par Value of Bonds Purchased:	1,400,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:	Bank of America Merrill Lynch;
Barclays Capital Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Goldman Sachs & Co.; JP Morgan; Wells Fargo Securities, LLC; BB&T Capital Markets; Raymond James & Associates Inc.
Name of Issuer:	HD SUPPLY INC.
Title of Security:	HDSUPP8 1/8 19-18
Date of First Offering:	04/05/2012
Dollar Amount Purchased:	$13,300,000
Number of Shares or Par Value of Bonds Purchased:	13,300,000
Price Per Unit:	100.00
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:	Bank of America Merrill Lynch;
Barclays Capital Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Goldman Sachs & Co.; JP Morgan; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:	HD SUPPLY INC.
Title of Security:	HDSUPP 11 20-18
Date of First Offering:	04/05/2012
Dollar Amount Purchased:	$15,300,000
Number of Shares or Par Value of Bonds Purchased:	15,300,000
Price Per Unit:	100.00
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman Sachs & Co.; Morgan
Stanley & Co. LLC
Name of Issuer:	INTELSAT JACKSON HLDG
Title of Security:	INTEL 7 1/4 20-18
Date of First Offering:	04/12/2012
Dollar Amount Purchased:	$4,680,500
Number of Shares or Par Value of Bonds Purchased:	4,600,000
Price Per Unit:	101.750
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:	Wells Fargo Bank, National
Association; Bank of America Merrill Lynch
Name of Issuer:	LEVI STRAUSS & CO.
Title of Security:	LEVI 6 7/8 22-20
Date of First Offering:	04/24/2012
Dollar Amount Purchased:	$6,700,000
Number of Shares or Par Value of Bonds Purchased:	6,700,000
Price Per Unit:	100.00
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:	Credit Suisse Securities (USA)
LLC; Deutsche Bank Securities Inc.; Goldman Sachs & Co.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; RBC Capital Markets; Wells Fargo Securities, LLC
Name of Issuer:	SALLY HOLDINGS/SALLY CAP
Title of Security:	SBH5 3/4 06/22-18
Date of First Offering:	5/15/2012
Dollar Amount Purchased:	$9,000,000
Number of Shares or Par Value of Bonds Purchased:	9,000,000
Price Per Unit:	100.00
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	Wells Fargo Securities, LLC
Names of Underwriting Syndicate Members:	Wells Fargo Securities, LLC;
Barclays Capital Inc.; CIBC World Markets; Citigroup Global Markets Inc.; DNB Markets; Goldman Sachs & Co.; J.P. Morgan Securities LLC; Mitsubishi UFJ Securities (USA) Inc.; Mizuho Securities USA Inc.; RBC Capital Markets, LLC; SMBC Nikko Capital Markets Ltd.; U.S. Bancorp Investments, Inc.
Name of Issuer:	NEWFIELD EXPLORATION CO.
Title of Security:	NFX5 5/8 07/01/24
Date of First Offering:	6/19/2012
Dollar Amount Purchased:	$10,200,000
Number of Shares or Par Value of Bonds Purchased:	10,200,000
Price Per Unit:	100.00
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Barclays Capital Inc.;
Citigroup Global Markets Inc.; Goldman Sachs & Co.; J.P. Morgan Securities LLC; Credit Agricole Securities (USA) Inc.; Deutsche Bank Securities Inc.; Lloyds Securities Inc.
Name of Issuer:	ALLY FINANCIAL INC.
Title of Security:	ALLY 4 5/8 06/15
Date of First Offering:	6/21/2012
Dollar Amount Purchased:	$7,646,870
Number of Shares or Par Value of Bonds Purchased:	7,700,000
Price Per Unit:	99.310
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; Scotia Capital (USA) Inc.; Suntrust Robinson Humphrey, Inc.
Name of Issuer:	VALEANT PHARMACEUTICALS
Title of Security:	VALEANT PHARMACEUTICALS 6.375% 15 OCT 2020-16 144A
Date of First Offering:	09/20/12
Dollar Amount Purchased:	$12,200,000.00
Number of Shares or Par Value of Bonds Purchased:	12,200,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	Wells Fargo Securities, LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; J.P.
Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Suntrust Robinson Humphrey, Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	Lender Processing Services Inc.
Title of Security:	LENDER PROCESSING SERVICES, I 5.75% 15 APR 2023-17
Date of First Offering:	09/28/12
Dollar Amount Purchased:	$7,100,000.00
Number of Shares or Par Value of Bonds Purchased:	7,100,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; BMO
Capital Markets Corp.; Capital One Southcoast, Inc; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; PNC Capital Markets LLC; RBS Securities Inc.; SMBC Nikko Securities Inc.; Suntrust Robinson Humphrey, Inc.; U.S. Bancorp Investments, Inc.
Name of Issuer:	TOLL BROS FINANCE CORP.
Title of Security:	TOLL BROTHERS FINANCE COR 0.5% 15 SEP 2032-17 144A
Date of First Offering:	09/05/12
Dollar Amount Purchased:	$1,650,000.00
Number of Shares or Par Value of Bonds Purchased:	1,650,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Deutsche
Bank Securities Inc.; J.P. Morgan Securities LLC; Jefferies & Company, Inc.; Morgan Stanley & Co. International PLC
Name of Issuer:	CATALENT PHARMA SOLUTION
Title of Security:	CATALENT PHARMA SOLUTIO 7.875% 15 OCT 2018-12 144A
Date of First Offering:	09/05/12
Dollar Amount Purchased:	$9,300,000.00
Number of Shares or Par Value of Bonds Purchased:	9,300,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Commerzbank Capital Markets Corporation, New York; Credit Suisse AG;
Deutsche Bank Securities Inc.; ING Bank N.V.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mitsubishi UFJ SECURITIES
(USA), INC.; Morgan Stanley & Co. LLC; RBS Securities Inc.
Name of Issuer:	NRG Energy Inc.
Title of Security:	NRG ENERGY, INC. 6.625% 15 MAR 2023-17 144A
Date of First Offering:	09/10/12
Dollar Amount Purchased:	$6,450,000.00
Number of Shares or Par Value of Bonds Purchased:	6,450,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	Credit Suisse Securities (USA)
LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc; Credit
Suisse
Securities (USA) LLC; Deutsche Bank Securities Inc.; Fifth Third Securities, Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co.
LLC; RBC Capital Markets, LLC; Scotia Capital (USA) Inc.; Suntrust Robinson Humphrey, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:	CHS/COMMUNITY HEALTH SYS
Title of Security:	COMMUNITY HEALTH SYSTEMS, IN 7.125% 15 JUL 2020-16
Date of First Offering:	07/09/12
Dollar Amount Purchased:	$13,000,000.00
Number of Shares or Par Value of Bonds Purchased:	13,000,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	Credit Suisse Securities
(USA) LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Credit
Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; KKR Financial Holdings LLC; UBS Securities LLC
Name of Issuer:	Beazer Homes USA Inc.
Title of Security:	BEAZER HOMES USA, INC. 6.625% 15 APR 2018-15 144A
Date of First Offering:	07/11/12
Dollar Amount Purchased:	$2,750,000.00
Number of Shares or Par Value of Bonds Purchased:	2,750,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Citigroup
Global Markets Inc.; Credit Suisse AG; Deutsche Bank Securities Inc.; HSBC Bank PLC; J.P. Morgan Securities LLC; Merrill Lynch International Bank; Wells Fargo Securities, LLC
Name of Issuer:	TOYS R US INC
Title of Security:	TOYS R US, INC. 10.375% 15 AUG 2017-15 144A
Date of First Offering:	07/26/12
Dollar Amount Purchased:	$9,655,718.00
Number of Shares or Par Value of Bonds Purchased:	9,750,000.00
Price Per Unit:	99.03
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. LLC; Wells Fargo Securities, LLC
Name of Issuer:	MICHAELS STORES INC.

Title of Security:	MICHAELS STORES, INC. 7.75% 01 NOV 2018-14 144A
Date of First Offering:	09/20/12
Dollar Amount Purchased:	$2,018,750.00
Number of Shares or Par Value of Bonds Purchased:	1,900,000.00
Price Per Unit:	106.25
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce, Fenner
& Smith Incorporated
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Blaylock
& Company, Inc.; CastleOak Securities, L.P.; Credit Agricole Securities (USA) Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Williams Capital Group L.P. (The)
Name of Issuer:	CIT GROUP INC
Title of Security:	CIT GROUP INC. 4.25% 15 AUG 2017
Date of First Offering:	07/31/12
Dollar Amount Purchased:	$9,400,000.00
Number of Shares or Par Value of Bonds Purchased:	9,400,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce, Fenner
& Smith Incorporated
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Blaylock
& Company, Inc.; CastleOak Securities, L.P.; Credit Agricole Securities (USA) Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Williams Capital Group L.P. (The)
Name of Issuer:	CIT Group Inc.
Title of Security:	CIT GROUP INC. 5% 15 AUG 2022
Date of First Offering:	07/31/12
Dollar Amount Purchased:	$8,600,000.00
Number of Shares or Par Value of Bonds Purchased:	8,600,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce, Fenner &
Smith Incorporated
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; BNY
Mellon Capital Markets, LLC; Credit Agricole Securities (USA) Inc; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; RBC Capital Markets, LLC; Scotia Capital (USA) Inc.; Wells Fargo Securities, LLC
Name of Issuer:	HOST HOTELS & RESORTS LP
Title of Security:	HOST HOTELS & RESORTS, L.P. 4.75% 01 MAR 2023-22
Date of First Offering:	08/02/12
Dollar Amount Purchased:	$6,700,000.00
Number of Shares or Par Value of Bonds Purchased:	6,700,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce, Fenner
& Smith Incorporated
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; BMO
Capital Markets Corp.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley &
Co. International PLC; PNC Capital Markets LLC; RBS Securities Inc.
Name of Issuer:	Steel Dynamics Inc.
Title of Security:	STEEL DYNAMICS, INC. 6.125% 15 AUG 2019-16 144A
Date of First Offering:	08/02/12
Dollar Amount Purchased:	$4,050,000.00
Number of Shares or Par Value of Bonds Purchased:	4,050,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce, Fenner
& Smith Incorporated
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; BMO
Capital Markets Corp.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; RBS Securities Inc.
Name of Issuer:	Steel Dynamics Inc.
Title of Security:	STEEL DYNAMICS, INC. 6.375% 15 AUG 2022-17 144A
Date of First Offering:	08/02/12
Dollar Amount Purchased:	$3,350,000.00
Number of Shares or Par Value of Bonds Purchased:	3,350,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	Credit Suisse Securities (USA)
LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co. Barclays
Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Mitsubishi
UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; RBS Securities Inc.; TD
Securities (USA) LLC
Name of Issuer:	FRONTIER COMMUNICATIONS
Title of Security:	FRONTIER COMMUNICATIONS CORPORA 7.125% 15 JAN 2023
Date of First Offering:	08/08/12
Dollar Amount Purchased:	$6,200,000.00
Number of Shares or Par Value of Bonds Purchased:	6,200,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Scotia Capital (USA) Inc.; Wells Fargo Securities, LLC; Williams Capital Group L.P. (The)
Name of Issuer:	Sprint Nextel Corp.
Title of Security:	SPRINT NEXTEL CORPORATION 7% 15 AUG 2020
Date of First Offering:	08/09/12
Dollar Amount Purchased:	$17,900,000.00
Number of Shares or Par Value of Bonds Purchased:	17,900,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	Wells Fargo Securities, LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Fifth Third Securities, Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Keybanc Capital Markets Inc.; PNC Capital Markets LLC; RBS Securities Inc.; U.S. Bancorp Investments, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:	Belden Inc.
Title of Security:	BELDEN INC 5.5% 01 SEP 2022-17 144A
Date of First Offering:	08/13/12
Dollar Amount Purchased:	$1,750,000.00
Number of Shares or Par Value of Bonds Purchased:	1,750,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; Credit Agricole Securities (USA) Inc; Credit Suisse Securities
(USA) LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC;
 Scotia Capital (USA) Inc.; SMBC Nikko Securities Inc.; Suntrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	DaVita Inc.
Title of Security:	DAVITA INC. 5.75% 15 AUG 2022-17
Date of First Offering:	08/14/12
Dollar Amount Purchased:	$12,600,000.00
Number of Shares or Par Value of Bonds Purchased:	12,600,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Deutsche
Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. LLC; RBS Securities Inc.; Scotia Capital (USA) Inc.; Wells Fargo Securities, LLC
Name of Issuer:	Live Nation Entertainment Inc.
Title of Security:	LIVE NATION ENTERTAINMENT, 7% 01 SEP 2020-16 144A
Date of First Offering:	08/15/12
Dollar Amount Purchased:	$4,250,000.00
Number of Shares or Par Value of Bonds Purchased:	4,250,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	High Yield Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce, Fenner
& Smith Incorporated
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Credit
Suisse AG; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; ING Financial Markets LLC; J.P. Morgan Securities LLC; Jefferies & Company, Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; RBS Securities Inc.; Scotia Capital (USA) INC.;
UBS Securities LLC; United Capital Markets, Inc.
Name of Issuer:	SCIENTIFIC GAMES INTERNATIONAL
Title of Security:	SCIENTIFIC GAMES INTERNA 6.25% 01 SEP 2020-15 144A
Date of First Offering:	08/15/12
Dollar Amount Purchased:	$7,100,000.00
Number of Shares or Par Value of Bonds Purchased:	7,100,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:	CITI
Names of Underwriting Syndicate Members:	Barclays Capital Inc.;
Citigroup Global Markets Inc.; JP Morgan; Morgan Stanley & Co. LLC; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc. AG Zurich Branch; Goldman Sachs & Co.
Name of Issuer:	GLAXOSMITHKLINE CAPITAL
Title of Security:	GSK1 1/2 05/08/17
Date of First Offering:	05/02/2012
Dollar Amount Purchased:	$2,341,564
Number of Shares or Par Value of Bonds Purchased:	2,350,000
Price Per Unit:	99.641
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. Inc.
Names of Underwriting Syndicate Members:	Goldman Sachs & Co.; HSBC
Securities (USA) Inc.; Morgan Stanley & Co. Inc.; RBS Securities Inc.; CIBC World Markets; Commerz Markets LLC; US Bancorp Investments Inc
Name of Issuer:	FORD MOTOR CREDIT CO LLC
Title of Security:	F 2 3/4 05/15/15
Date of First Offering:	05/10/2012
Dollar Amount Purchased:	$2,800,000
Number of Shares or Par Value of Bonds Purchased:	2,800,000
Price Per Unit:	100.00
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:	CITI
Names of Underwriting Syndicate Members:	Citigroup Global Markets Ltd.;
Morgan Stanley & Co. LLC; Goldman Sachs & Co.
Name of Issuer:	LEGG MASON INC.
Title of Security:	LM 5 1/2 05/21/19
Date of First Offering:	05/16/2012
Dollar Amount Purchased:	$1,756,558
Number of Shares or Par Value of Bonds Purchased:	1,775,000
Price Per Unit:	98.961
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:	RBC Capital Markets, LLC
Names of Underwriting Syndicate Members:	Citigroup Global Markets Inc.;
RBC Capital Markets, LLC; Wells Fargo Securities, LLC; Barclays Capital Inc.; DNB Markets; Goldman Sachs & Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mitsubishi UFJ Securities (USA) Inc.; Morgan Stanley & Co. Inc.
Name of Issuer:	ROWAN COMPANIES INC.
Title of Security:	RDC4 7/8 06/01/22
Date of First Offering:	5/16/2012
Dollar Amount Purchased:	$1,390,662
Number of Shares or Par Value of Bonds Purchased:	1,4000,000
Price Per Unit:	99.333
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:	HSBC Securities (USA) Inc.
Names of Underwriting Syndicate Members:	BNP Paribas Securities Corp.;
Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Goldman Sachs & Co.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; RBS Securities Corp.; Banca Caboto SPA; Barclays Capital Inc.; BMO Capital Markets Corp.; BNY Mellon Capital Markets, LLC; China International Capital Corp. H; Commerz Markets LLC; Mitsubishi UFJ Securities (USA) Inc.; RBC Capital Markets; Santander Investment Securities Inc.; SMBC Nikko Capital Markets Ltd.; Standard Chartered Bank (US); UniCredit Capital Markets Inc.; Williams Capital Group L.P. (The)
Name of Issuer:	UNITED TECHNOLOGIES CORP.
Title of Security:	UTX4 1/2 06/01/42
Date of First Offering:	05/24/2012
Dollar Amount Purchased:	$3,086,469
Number of Shares or Par Value of Bonds Purchased:	3,125,000
Price Per Unit:	98.767
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:	Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:	BNP Paribas Securities Corp.;
Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Goldman Sachs & Co.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; RBS Securities Inc.; Banca IMI S.P.A.; Barclays Capital Inc.; BMO Capital Markets Corp.; BNY Mellon Capital Markets, LLC; China International Capital Corp. H; Commerz Markets LLC; Mitsubishi UFJ Securities (USA) Inc.; RBC Capital Markets, LLC; Santander Investment Securities; SMBC Nikko Capital Markets Ltd.; Standard Chartered Bank; UniCredit Capital Markets Inc.; Williams Capital Group L.P. (The)
Name of Issuer:	UNITED TECHNOLOGIES CORP.
Title of Security:	UTX 3.1 06/01/22
Date of First Offering:	05/24/2012
Dollar Amount Purchased:	$2,473,094
Number of Shares or Par Value of Bonds Purchased:	2,475,000
Price Per Unit:	99.923
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:	CITI
Names of Underwriting Syndicate Members:	Barclays Capital Inc.;
Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Goldman Sachs & Co.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; RBS Securities Inc.; Wells Fargo Securities, LLC; Banco Bilbao Vizcaya Argentaria; BNP Paribas Securities Corp.; Credit Agricole Securities (USA) Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mitsubishi UFJ Securities (USA) Inc.; Mizuho Securities USA Inc.; RBC Capital Markets, LLC; UBS Securities LLC; U.S. Bancorp Investments, Inc.; Blaylock Robert Van LLC; Williams Capital Group L.P. (The)
Name of Issuer:	KRAFT FOODS GROUP INC.
Title of Security:	KFT2 1/4 06/05/17
Date of First Offering:	5/30/2012
Dollar Amount Purchased:	$2,071,203
Number of Shares or Par Value of Bonds Purchased:	2,075,000
Price Per Unit:	99.817
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:	Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:	Bank of America Merrill Lynch;
Barclays Capital Inc.; Citigroup Global Markets Inc.; Goldman Sachs & Co.;
JP Morgan
Name of Issuer:	GENERAL ELEC CAP CORP.
Title of Security:	GE  Var 12/15/49
Date of First Offering:	06/07/2012
Dollar Amount Purchased:	$1,600,000
Number of Shares or Par Value of Bonds Purchased:	1,600,000
Price Per Unit:	100.00
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:	CITI
Names of Underwriting Syndicate Members:	Barclays Capital Inc.; BNP
Paribas Securities Corp.; Citigroup Global Markets Inc.; RBC Capital Markets; ANZ Securities; CastleOak Securities L.P.; Drexel Hamilton LLC; HSBC Securities
(USA) Inc.; ING Financial Markets; Lloyds Securities Inc.; Mizuho Securities USA Inc.; nabSecurities LLC; Nomura Securities International, Inc.; Samuel A Ramirez & Company, Inc.; Santander Investment Securities; Scotia Capital USA Inc.; SMBC Nikko Capital Markets Ltd.; Standard Chartered Bank (US); Williams Capital Group L.P. (The); Citigroup Global Markets Inc.; Goldman Sachs & Co.
Name of Issuer:	AMERICAN INTL GROUP
Title of Security:	AIG4 7/8 06/01/22
Date of First Offering:	6/26/2012
Dollar Amount Purchased:	$2,421,123
Number of Shares or Par Value of Bonds Purchased:	2,375,000
Price Per Unit:	101.942
Resolution Approved:  	 Resolution adopted at the Meeting of the Board of
Trustees on August 16, 2012

Name of Fund:	Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:	Barclays Capital Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; BNP Paribas Securities Corp.; First Tennessee Bank, National Association; Loop Capital Markets, LLC; Nomura Securities International, Inc.; TD Securities (USA) LLC; UBS Securities Co., LTD; Williams Capital Group L.P.
(The)
Name of Issuer:	FANNIE MAE
Title of Security:	FEDERAL NATIONAL MORTGAGE ASSOC 0.875% 26 OCT 2017
Date of First Offering:	09/20/12
Dollar Amount Purchased:	$10,999,450.00
Number of Shares or Par Value of Bonds Purchased:	11,000,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:	RBS Securities Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; RBS Securities Inc.; SMBC Nikko Securities Inc.; U.S. Bancorp Investments, Inc.; UBS Securities LLC
Name of Issuer:	ONEOK Partners LP
Title of Security:	ONEOK PARTNERS, L.P. 3.375% 01 OCT 2022-22
Date of First Offering:	09/10/12
Dollar Amount Purchased:	$821,502.00
Number of Shares or Par Value of Bonds Purchased:	825,000.00
Price Per Unit:	99.58
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:	Barclays Bank PLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; BNP Paribas Securities Corp.; First Tennessee Bank, National Association; Loop Capital Markets, LLC; Nomura Securities International, Inc.; TD Securities (USA) LLC; UBS Securities Co., LTD; Williams Capital Group L.P.
(The)
Name of Issuer:	Infinity Property & Casualty Corp.
Title of Security:	INFINITY PROPERTY & CASUALTY CORPOR 5% 19 SEP 2022
Date of First Offering:	09/12/12
Dollar Amount Purchased:	$4,050,000.00
Number of Shares or Par Value of Bonds Purchased:	4,050,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; C.L.
King & Associates, Inc.; Citigroup Global Markets Inc.; HSBC Securities (USA) Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; RBS Securities INC.; Samuel A. Ramirez & Company, Inc.; SMBC Nikko Securities Inc.; UBS Securities LLC; Williams Capital Group L.P. (The)
Name of Issuer:	Prudential Financial Inc.
Title of Security:	PRUDENTIAL FINANCIAL, INC. 5.875% 15 SEP 2042-22
Date of First Offering:	08/06/12
Dollar Amount Purchased:	$2,050,000.00
Number of Shares or Par Value of Bonds Purchased:	2,050,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting
of the Board of Trustees on December 13, 2012

Name of Fund:	Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Banca
IMI S.P.A.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities
(USA) Inc.; J.P. Morgan Securities LLC; Loop Capital Markets, LLC; Morgan Stanley & Co. LLC; RBS Securities Inc.; Santander Investment Securities Inc.; Scotia Capital (USA) Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC; Williams Capital Group L.P. (The)
Name of Issuer:	Altria Group Inc.
Title of Security:	ALTRIA GROUP, INC. 2.85% 09 AUG 2022
Date of First Offering:	08/06/12
Dollar Amount Purchased:	$1,648,152.00
Number of Shares or Par Value of Bonds Purchased:	1,650,000.00
Price Per Unit:	99.89
Resolution Approved:  	 Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 13, 2012

Name of Fund:	Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:	UBS Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; BNP Paribas Securities Corp.; First Tennessee Bank, National Association; Loop Capital Markets, LLC; Nomura Securities International,
Inc.; TD Securities (USA) LLC; UBS Securities Co., LTD; Williams Capital
Group L.P. (The)
Name of Issuer:	UBS AG STAMFORD CT
Title of Security:	UBS AG-STAMFORD CONNECTICUT BRA 7.625% 17 AUG 2022
Date of First Offering:	08/10/12
Dollar Amount Purchased:	$875,000.00
Number of Shares or Par Value of Bonds Purchased:	875,000.00
Price Per Unit:	100.00
Resolution Approved:  	 Resolution expected to be adopted at the Meeting
of the Board of Trustees on December 13, 2012

Name of Fund:	Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup Global Markets Inc.; JPMorgan Chase & Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated
Name of Issuer:	Nordea Bank AB
Title of Security:	NORDEA BANK AB 4.25% 21 SEP 2022 144A
Date of First Offering:	09/17/12
Dollar Amount Purchased:	$2,831,874.00
Number of Shares or Par Value of Bonds Purchased:	2,850,000.00
Price Per Unit:	99.36
Resolution Approved:  	 Resolution expected to be adopted at the Meeting
of the Board of Trustees on December 13, 2012

Name of Fund:	Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Citigroup
Global Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; PNC Capital Markets LLC; Williams Capital Group L.P. (The)
Name of Issuer:	BURLINGTN NORTH SANTA FE
Title of Security:	BURLINGTON NORTHERN SANTA FE 4.375% 01 SEP 2042-42
Date of First Offering:	08/16/12
Dollar Amount Purchased:	$3,007,788.00
Number of Shares or Par Value of Bonds Purchased:	3,050,000.00
Price Per Unit:	98.62
Resolution Approved:  	 Resolution expected to be adopted at the Meeting
of the Board of Trustees on December 13, 2012

 	Resolution adopted at the Meeting of the Board of Trustees on August 16, 2012
RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, all purchases made during the calendar quarter ended June 30, 2012 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the 1940 Act).
 	Resolution expected to be adopted at the Meeting of the Board of Trustees on December 13, 2012:
RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, all purchases made during the calendar quarter ended September 30, 2012 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the 1940 Act).